UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) May 21, 2025

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On May 21, 2025, AutoNation, Inc. (the “Company”) issued a press release announcing the closing of a $700.0 million asset-backed securitization transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On May 21, 2025, certain wholly-owned subsidiaries of the Company completed an asset-backed securitization transaction, which involved the issuance and sale in a private offering of seven classes of notes (collectively, the “Notes”). The Notes have an aggregate principal amount of $700.0 million, a weighted-average interest rate of 4.90%, and maturity dates ranging from June 2026 to September 2032. The Notes were issued by AutoNation Finance Trust 2025-1 (the “Trust”), a special purpose securitization trust. The Notes are secured by approximately $714.3 million of automobile loan contracts originated by the Company’s captive finance company, CIG Financial, LLC (“AutoNation Finance”). The Notes represent obligations solely of the Trust and are not guaranteed by the Company or any of its subsidiaries. AutoNation Finance will service the automobile loan contracts on behalf of the Trust. The Company will guarantee the payment and performance obligations of AutoNation Finance, not in its individual capacity but solely as servicer of the automobile loan contracts. Net proceeds from the securitization transaction (after deducting the initial purchasers’s discount and estimated expenses) were approximately $696.4 million and will be used to reduce existing indebtedness and for other general corporate purposes.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
99.1    Press Release of AutoNation, Inc. dated May 21, 2025.
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	May 21, 2025	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary